UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

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MRV COMMUNICATIONS, INC.
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2016 MRV COMMUNICATIONS, INC. Date: June 15, 2016 Time: 10:00 AM EDT 666 Fifth Ave. You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 1234567 1234567 Envelope # # of # Sequence # 1 OF 2 12 15 0000289241_1 R1.0.1.25 Broadridge Internal Use Only Job # Sequence # See the reverse side of this notice to obtain proxy materials and voting instructions. MRV COMMUNICATIONS, INC. 20415 NORDHOFF STREET CHATSWORTH, CA 91311 ATTN: Legal Dept. Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1234567 1234567 1234567 234567 Meeting Information Meeting Type: Annual Meeting For holders as of: April 20, 2016 Location: Offices of Norton Rose Fulbright New York, NY 10103 B A R C O D E

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How To Vote Please Choose One of the Following Voting Methods 0000289241_2 R1.0.1.25 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Internal Use Only 1. Notice & Proxy Statement 2. Annual Report How to View Online: How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 25, 2016 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following proposals: 1. Election of Directors Nominees Kenneth H. Traub 1a 1b Robert M. Pons 1c Mark J. Bonney 1d Jeannie H. Diefenderfer 1e Brian Bellinger 1f Jeffrey Tuder 2. Advisory vote on the named executive officer compensation. 3. Ratify the Rights Agreement, dated January 26, 2016, between MRV Communications, Inc and American Stock Transfer & Trust Company, LLC. 4. Ratify the appointment of Grant Thornton LLP as the Company's independent registered accounting firm for 2016. NOTE: Act upon such other matters as may properly come before the Annual Meeting. xxxxxxxxxx Job # Sequence # 0000289241_3 R1.0.1.25 Broadridge Internal Use Only xxxxxxxxxx Cusip Envelope # # of # Sequence # B A R C O D E 23456789012 2 2 2 2 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 12345678901 Voting items

THE COMPANY NAME INC. - CLASS A THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345 Envelope # # of # Sequence # 0000289241_4 R1.0.1.25 Broadridge Internal Use Only THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Job # Sequence # NAME THE COMPANY NAME INC. - COMMON 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345 THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345 THE COMPANY NAME INC. - 401 K123,456,789,012.12345 Reserved for Broadridge Internal Control Information